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                                                                EXHIBIT 10.70

                            PARENT COMPANY AGREEMENT



        AGREEMENT effective as of July 1, 1994 among GENETICS INSTITUTE, INC., a Delaware corporation having its principal place of business at 87 CambridgePark Drive, Cambridge, Massachusetts 02140 (hereinafter referred to as "GI"), AMERICAN HOME PRODUCTS CORPORATION, a Delaware corporation having its principal place of business at Five Giralda Farms, Madison, New Jersey 07940 (hereinafter referred to as "AHP"), and AHP BIOTECH HOLDINGS, INC., a Delaware corporation having its principal place of business at Five Giralda Farms, Madison, New Jersey 07940 (hereinafter referred to as "Holdings").
        1. GI DRUG DESIGN, INC., a Delaware corporation and wholly owned subsidiary of GI ("GI Sub") and AHP IL-12 CORPORATION, a Nevada corporation and wholly owned subsidiary of AHP ("AHP Sub") have entered into a Partnership Agreement (the "Partnership Agreement") effective July 1, 1994 pursuant to which IL-12 PARTNERS, a partnership organized under the laws of the State of Delaware (the "Partnership"), has been formed.
        2. GI Sub and AHP Sub and/or their Affiliates (as defined in the Partnership Agreement) have entered into the Basic Agreements (as defined in the Partnership Agreement) relating to the Partnership, and GI Sub and AHP Sub have entered into the Sale, Assignment and Assumption Agreement effective as of July 1, 1994 (the "SAA Agreement") relating to the sale by GI Sub of a portion of its interest in the Partnership to AHP Sub.
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         3.      GI, AHP and Holdings (the "Parties") desire to set forth
certain independent obligations of GI, AHP and Holdings relating to the Partnership Agreement, the Basic Agreements and the SAA Agreement.
         In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the Parties agree as follows:
         1. REPRESENTATIONS AND WARRANTIES. GI hereby makes to AHP each of the representations and warranties made by GI Sub in the following sections of the following agreements as if such representations and warranties were fully set forth in this Agreement:

                          Section                  Agreement
                          -------                  ---------
                             3.2                   Partnership Agreement
                             4.2                   SAA Agreement

AHP hereby makes to GI each of the representations and warranties made by AHP Sub in the following sections of the following agreements as if such representations and warranties were fully set forth in this Agreement:

                          Section                  Agreement
                          -------                  ---------
                             3.1                   Partnership Agreement
                             4.1                   SAA Agreement

         2. CONSULTATION. GI and AHP agree to make their respective corporate officers or other key employees reasonably available for managerial assistance and consultation to the Partnership upon reasonable request therefor by the Partnership and to make their employees and employees of their Affiliates





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available for performance of services pursuant to the Basic Agreements on behalf of the Partnership.
         3. CONFIDENTIAL INFORMATION. GI agrees to be bound, with respect to the Confidential Information of the Partnership and AHP Sub and its Affiliates, by the confidentiality obligations set forth in Article VII of the Partnership Agreement. AHP agrees to be bound, with respect to the
Confidential Information of the Partnership and GI Sub and its Affiliates, by the confidentiality obligations set forth in Article VII of the Partnership Agreement.
         4.      GUARANTEE OF THE OBLIGATIONS OF GI SUB; PARTNERSHIP MANAGEMENT.
                 (a)      GI hereby guarantees all of the obligations of GI
Sub set forth in the Partnership Agreement and the Basic Agreements related thereto, and GI hereby agrees to make its chief executive officer reasonably available for purposes of fulfilling the terms of Section 4.8 of the
Partnership Agreement.  GI hereby further guarantees the obligations of GI Sub
under the SAA Agreement.   In addition to such guarantee and the remedies
otherwise available to AHP, in the event that GI Sub fails to fulfill any of such obligations to AHP Sub or the Partnership, then AHP may so notify GI, and GI shall use reasonable and diligent efforts to cause GI Sub to perform such obligations in accordance with the terms of the relevant agreements.
                 (b) The Partnership Agreement contains a number of provisions which set forth the manner in which the Partnership shall be managed and the procedures to be followed in conducting





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certain aspects of its business.  GI hereby acknowledges such provisions and agrees to use reasonable and diligent efforts to cause GI Sub and/or Affiliates of GI Sub to act at all times in a manner consistent with the requirements of the Partnership Agreement.
          5.      GUARANTEE OF THE OBLIGATIONS OF AHP SUB; PARTNERSHIP
MANAGEMENT.
                  (a) AHP hereby guarantees all of the obligations of AHP Sub set forth in the Partnership Agreement and the Basic Agreements related thereto, and AHP hereby agrees to make its executive officer of AHP in charge of pharmaceutical operations of Wyeth reasonably available for purposes of fulfilling the terms of Section 4.8 of the Partnership Agreement. AHP hereby further guarantees the obligations of AHP Sub under the SAA Agreement, including without limitation, the milestone payment obligations under
Section 2.3 of the SAA Agreement. In addition to such guarantee and the remedies otherwise available to GI, in the event that AHP Sub fails to fulfill any of such obligations to GI Sub or the Partnership, then GI may so notify AHP, and AHP shall use reasonable and diligent efforts to cause AHP Sub to perform such obligations in accordance with the terms of the relevant agreements.
                  (b) The Partnership Agreement contains a number of provisions which set forth the manner in which the Partnership shall be managed and the procedures to be followed in conducting certain aspects of its business. AHP hereby acknowledges such provisions and agrees to use reasonable and diligent efforts to





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cause AHP Sub and/or Affiliates of AHP Sub to act at all times in a manner consistent with the requirements of the Partnership Agreement. AHP and Holdings further agree not to exercise any of their rights set forth in Sections 3.05 and 3.07 of the Governance Agreement which would prevent or interfere with GI Sub's ability to (a) exercise and implement tie-breaking rights in connection with decisions of the Steering Committee under Section 4.8 of the Partnership Agreement, (b) pursue development activities as a Sole Partner or a Continuing Partner pursuant to Section 5.2 of the Partnership Agreement, or (c) issue a promissory note to AHP Sub in connection with a buy-sell proceeding in accordance with Section 8.3 of the Partnership Agreement. AHP hereby waives its right of first refusal under Section 3.07 of the Governance Agreement in connection with commercialization collaborations to be entered into by the Partnership with third parties pursuant to Section 4.2 of the Partnership Agreement in the Gene Therapy and Vaccine Adjuvant fields.
          6. COMMITMENT OF PARTIES. GI and AHP hereby agree to work together in the spirit of mutual cooperation in order to foster the success of the Partnership and hereby agree to work to resolve any problems or differences of opinion which may arise in a manner which will be of overall benefit to the Partnership, consistent with the provisions of Article IV of the Partnership Agreement.
          7. TRANSFER OF INTEREST IN PARTNER. For so long as GI Sub is a Partner in the Partnership with AHP Sub, GI will not sell,





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assign, transfer, mortgage, encumber, grant a security interest in or otherwise dispose of all or any of its interest in GI Sub, provided that GI may transfer all, but not less than all, of its interest in GI Sub to an Affiliate of GI willing to abide by the terms of this Agreement and to execute an agreement to such effect; provided, however, that such transfer shall not, without the written agreement of AHP, release GI from its continuing obligations hereunder. For so long as AHP Sub is a Partner in the Partnership with GI Sub, AHP will not sell, assign, transfer, mortgage, encumber, grant a security interest in or otherwise dispose of all or any of its interest in AHP Sub, provided that AHP may transfer all, but not less than all, of its interest in AHP Sub to an Affiliate of AHP willing to abide by the terms of this Agreement and to execute an agreement to such effect; provided, however, that such transfer shall not, without the written agreement of GI, release AHP from its continuing obligations hereunder.
          8. TERMS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given them in the Partnership Agreement.
          9. PUBLICITY. Except as required by law, none of the Parties (nor any of their Affiliates) shall originate any publicity, news release or other public announcement, written or oral, relating to the Partnership Agreement, the Basic Agreements or the SAA Agreement, or the existence of an arrangement among the Parties, without prior written notice and consultation with the Steering Committee, but any Party shall be free to originate





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such publicity unless the Steering Committee determines such proposed publicity would be detrimental to the best interest of the Partnership.
         10. ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned or transferred by a Party without the prior written consent of the other Parties, except to a party who acquires all or substantially all of the business of GI or Holdings, on the one hand, or of the ethical pharmaceutical business of AHP or Wyeth, on the other hand, by merger, consolidation, sale of assets or otherwise.
         11. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.
         12. FORCE MAJEURE. In the event that a Party is prevented from performing or is unable to perform any of its obligations under this Agreement due to any cause beyond the reasonable control of the Party invoking this
Section 12 if such Party shall have used all reasonable efforts to avoid such occurrence, such Party shall give notice to the other Parties in writing promptly, and thereupon the affected Party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.
         13. WAIVER. The waiver by any Party of a breach or a default of any provision of this Agreement by another Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power





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or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.
          14. NOTICES. Any notice or other communication in connection with this Agreement must be in writing and if sent by mail, by first class registered or certified mail prepaid, return receipt requested, and if transmitted by telecopier, with a copy sent by mail in accordance with this
Section 14, and shall be effective when delivered personally to the addressee at the address or telecopier number listed below or such other address or telecopier number as the addressee shall have specified in a notice actually received by the addressor, provided that notice by telecopier shall not be effective until confirmed by mail as herein provided.

Notices to GI shall be addressed as follows:

                                    Genetics Institute, Inc.
                                    87 CambridgePark Drive
                                    Cambridge, Massachusetts  02140
                                    Attention:  President
                                    Telecopier:  (617) 876-1679

with a copy to:

                                    General Counsel
                                    Legal Department
                                    Telecopier: (617) 876-5851

Notices to AHP shall be addressed as follows:

                                    American Home Products Corporation
                                    Five Giralda Farms
                                    Madison, New Jersey 07940
                                    Attention:  General Counsel
                                    Telecopier: (201) 660-7155





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with a copy to:

                                    Wyeth-Ayerst Laboratories
                                    555 Lancaster Avenue
                                    St. David's, Pennsylvania 19087
                                    Attention:  Senior Vice President-
                                                Business Development
                                    Telecopier: (610) 688-9498

Notices to Holdings shall be addressed as follows:

                                    AHP Biotech Holdings, Inc.
                                    c/o American Home Products Corporation
                                    Five Giralda Farms
                                    Madison, New Jersey 07940
                                    Attention:  General Counsel
                                    Telecopier: (201) 660-7155

           15. NO AGENCY. Nothing herein shall be deemed to constitute a Party as the agent or representative of another Party, or the Parties as joint venturers or partners for any purpose. Each Party shall be an independent contractor, not an employee or partner of another Party, and the manner in which each Party renders its services under this Agreement shall be within its sole discretion. No Party shall be responsible for the acts or omissions of the another Party, and no Party will have authority to speak for, represent or obligate another Party in any way without prior written authority from the other Party.
           16. ENTIRE AGREEMENT. This Agreement contains the full understanding of the Parties with respect to the subject matter hereof and supersedes all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.





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           17.         HEADINGS.  The headings contained in this Agreement are
for convenience of reference only and shall not be considered in construing this Agreement.
           18. SEVERABILITY. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.
           19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.
           20. THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.
           21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
           IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date set forth below.





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                                             GENETICS INSTITUTE, INC.


                                             By:   /s/ Jack Morgan
                                                   ----------------------------
                                             Title:   Vice President
                                                   ----------------------------
                                             Name:    Jack Morgan
                                                   ----------------------------
                                             Date:    November 29, 1994
                                                   ----------------------------



                                             AMERICAN HOME PRODUCTS CORPORATION


                                             By:      /s/ Thomas M. Nee
                                                   ----------------------------
                                             Title:   Vice President
                                                   ----------------------------
                                             Name:    Thomas M. Nee
                                                   ----------------------------
                                             Date:    December 13, 1994
                                                   ----------------------------



                                             AHP BIOTECH HOLDINGS, INC.


                                             BY:   /s/ Thomas M. Nee
                                                   ----------------------------
                                             Title:  Vice President
                                                   ----------------------------
                                             Name:   Thomas M. Nee
                                                   ----------------------------
                                             Date:   December 13, 1994
                                                   ----------------------------




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